SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2003

MCKENZIE BAY INTERNATIONAL, LTD.
(Exact Name of Registrant as
Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-49690 (Commission File Number)	51-0386871 (IRS Employer Identification No.)

975 Spaulding Grand Rapids, Michigan (Address of Principal Executive Offices)	49546 (Zip Code)

Registrant's telephone number,
including area code:  (616) 940-3800

Item 5.      Other Events.

          McKenzie Bay International, Ltd. (the "Company") issued a press release, dated July 9, 2003, in which it announced the filing of Amendment No. 2 to its Form 10-KSB for the fiscal year ended September 30, 2003, the filing of Amendment No. 1 to its Form 10-QSB for the quarter ended December 31, 2003 and the filing of its formal response to comments made by the Securities and Exchange Commission to its registration statement on Form 10-SB. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)     Exhibits:

                    99.1          Press release dated July 9, 2003.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MCKENZIE BAY INTERNATIONAL, LTD.

Date: July 8, 2003	By /s/ Gregory N. Bakeman
Gregory N. Bakeman Chief Financial Officer, Treasurer and Director

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release dated July 9, 2003.